Exhibit 99.1
McKesson Corporation provides historical information on the basis of Adjusted Earnings (Non-GAAP) in preparation for fiscal 2012 reporting change
May 5, 2011
During its earnings conference call held on May 3, 2011, McKesson Corporation (the “Company”) announced that beginning with its first-quarter results for the fiscal year ending March 31, 2012, the Company will begin separately reporting financial results on the basis of Adjusted Earnings in addition to U.S. generally accepted accounting principles (“GAAP”). “Adjusted Earnings” is a non-GAAP measure defined as GAAP earnings from continuing operations, excluding acquisition-related expenses, amortization of acquisition-related intangible assets and litigation reserve adjustments. Other than the addition of a new non-GAAP reporting measure, there will be no change to the Company’s balance sheet or cash flow presentation.
The Company believes the presentation of Adjusted Earnings will provide useful information to investors in understanding its core operating performance, as well as assisting with the comparison of past financial performance to future financial results. The Company also believes that the presentations of Adjusted Earnings will assist investors’ ability to compare the Company’s financial results to those of other companies. Finally, the Company uses Adjusted Earnings internally when assessing the performance of the organization and its operating segments. However, any such non-GAAP financial results and measures disclosed by the Company should not be considered a substitute for, nor superior to, financial results and measures as determined or calculated in accordance with GAAP. Each and every GAAP to non-GAAP reconciliation of the Company’s financial results should be carefully evaluated.
In addition to excluding financial results from discontinued operations, Adjusted Earnings will exclude the effects of the following items from the Company’s GAAP financial results, including the related income tax effects:
Acquisition-related expenses are transaction and integration expenses that are directly related to acquisitions by the Company. Examples include transaction closing costs, professional service fees, restructuring or severance charges, retention payments, employee relocation expenses, facility or other exit-related expenses, recoveries of acquisition-related expenses or post-closing expenses, or bridge loan fees.
Amortization of acquisition-related intangible assets represents amortization expense of acquired intangible assets purchased in connection with acquisitions by the Company.
Litigation reserve adjustments consist of any adjustments to the Company’s reserves for estimated probable losses for its Average Wholesale Price litigation and Securities Litigation matters as defined in the Company’s Annual Reports on Form 10-K for the fiscal years ended March 31, 2011 and 2009, respectively.
Income taxes on Adjusted Earnings are calculated in accordance with Accounting Standards Codification 740, “Income Taxes,” which is the same accounting principles utilized by the Company when presenting its GAAP financial results.
To facilitate the transition to the new quarterly presentation of financial results, the Company is providing investors the following historical views of its Adjusted Earnings:

Exhibit I: provides a reconciliation of certain line items from the Company’s GAAP Condensed Consolidated Statement of Operations to Adjusted Earnings (Non-GAAP) for the fiscal year ended March 31, 2011;
Exhibit II: provides a reconciliation of the Company’s GAAP segment financial results to Adjusted Earnings (Non-GAAP) for the fiscal year ended March 31, 2011;
Exhibit III: provides a reconciliation of certain line items from the Company’s GAAP Condensed Consolidated Statement of Operations to Adjusted Earnings (Non-GAAP) for the fiscal years ended March 31, 2007 through March 31, 2011; and
Exhibit IV: provides a reconciliation of the Company’s GAAP segment financial results to Adjusted Earnings (Non-GAAP) for the fiscal years ended March 31, 2007 through March 31, 2011.

Exhibit I
McKESSON CORPORATION
RECONCILIATION OF GAAP CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS TO ADJUSTED EARNINGS (NON-GAAP)
FOR FISCAL 2011
(unaudited)
(in millions, except per share amounts)

	Quarter Ended June 30, 2010
			Amortization
		Acquisition-	of Acquisition-	Litigation	Adjusted
	As Reported	Related	Related	Reserve	Earnings
	(GAAP)	Expenses	Intangibles	Adjustments	(Non-GAAP)

Gross profit	$1,392	$—	$4	$—	$1,396
Operating expenses	(918)	—	24	—	(894)
Other income, net	9	—	—	—	9
Interest expense	(43)	—	—	—	(43)

Income from continuing operations before income taxes	440	—	28	—	468
Income tax expense	(142)	—	(11)	—	(153)

Income from continuing operations	$298	$—	$17	$—	$315

Diluted earnings per common share from continuing operations (a)	$1.10	$—	$0.06	$—	$1.16

	Quarter Ended September 30, 2010
		Acquisition-	Amortization of Acquisition-	Litigation	Adjusted
	As Reported	Related	Related	Reserve	Earnings
	(GAAP)	Expenses	Intangibles	Adjustments	(Non-GAAP)

Gross profit	$1,366	$—	$4	$—	$1,370
Operating expenses	(949)	—	24	24	(901)
Other income, net	3	—	—	—	3
Interest expense	(44)	—	—	—	(44)

Income from continuing operations before income taxes	376	—	28	24	428
Income tax expense	(121)	—	(11)	(8)	(140)

Income from continuing operations	$255	$—	$17	$16	$288

Diluted earnings per common share from continuing operations (a)	$0.97	$—	$0.06	$0.06	$1.10

	Quarter Ended December 31, 2010
			Amortization
		Acquisition-	of Acquisition-	Litigation	Adjusted
	As Reported	Related	Related	Reserve	Earnings
	(GAAP)	Expenses	Intangibles	Adjustments	(Non-GAAP)

Gross profit	$1,461	$—	$4	$—	$1,465
Operating expenses	(1,154)	24	24	189	(917)
Other income, net	7	—	—	—	7
Interest expense	(53)	10	—	—	(43)

Income from continuing operations before income taxes	261	34	28	189	512
Income tax expense	(106)	(9)	(11)	(56)	(182)

Income from continuing operations	$155	$25	$17	$133	$330

Diluted earnings per common share from continuing operations (a)	$0.60	$0.10	$0.07	$0.52	$1.28

	Quarter Ended March 31, 2011
			Amortization
		Acquisition-	of Acquisition-	Litigation	Adjusted
	As Reported	Related	Related	Reserve	Earnings
	(GAAP)	Expenses	Intangibles	Adjustments	(Non-GAAP)

Gross profit	$1,751	$—	$4	$—	$1,755
Operating expenses	(1,128)	19	44	—	(1,065)
Other income, net	17	(16)	—	—	1
Interest expense	(82)	15	—	—	(67)

Income from continuing operations before income taxes	558	18	48	—	624
Income tax expense	(136)	(7)	(18)	—	(161)

Income from continuing operations	$422	$11	$30	$—	$463

Diluted earnings per common share from continuing operations (a)	$1.62	$0.04	$0.12	$—	$1.78

	Year Ended March 31, 2011
			Amortization
		Acquisition-	of Acquisition-	Litigation	Adjusted
	As Reported	Related	Related	Reserve	Earnings
	(GAAP)	Expenses	Intangibles	Adjustments	(Non-GAAP)

Gross profit	$5,970	$—	$16	$—	$5,986
Operating expenses	(4,149)	43	116	213	(3,777)
Other income, net	36	(16)	—	—	20
Interest expense	(222)	25	—	—	(197)

Income from continuing operations before income taxes	1,635	52	132	213	2,032
Income tax expense	(505)	(16)	(51)	(64)	(636)

Income from continuing operations	$1,130	$36	$81	$149	$1,396

Diluted earnings per common share from continuing operations (a)	$4.29	$0.14	$0.31	$0.57	$5.31

(a)	Certain computations may reflect rounding adjustments.

Exhibit II
McKESSON CORPORATION
RECONCILIATION OF GAAP SEGMENT FINANCIAL RESULTS TO ADJUSTED EARNINGS (NON-GAAP)
FOR FISCAL 2011
(unaudited)
(in millions)

	Quarter Ended June 30, 2010				Quarter Ended September 30, 2010				Quarter Ended December 31, 2010				Quarter Ended March 31, 2011				Year Ended March 31, 2011
			Corporate &				Corporate &				Corporate &				Corporate &				Corporate &
	Distribution	Technology	Interest		Distribution	Technology	Interest		Distribution	Technology	Interest		Distribution	Technology	Interest		Distribution	Technology	Interest
	Solutions	Solutions	Expense	TOTAL	Solutions	Solutions	Expense	TOTAL	Solutions	Solutions	Expense	TOTAL	Solutions	Solutions	Expense	TOTAL	Solutions	Solutions	Expense	TOTAL

As Reported (GAAP):
Revenues	$26,691	$759	$—	$27,450	$26,764	$770	$—	$27,534	$27,457	$790	$—	$28,247	$27,977	$876	$—	$28,853	$108,889	$3,195	$—	$112,084
Gross profit	1,067	325	—	1,392	1,090	276	—	1,366	1,082	379	—	1,461	1,326	425	—	1,751	4,565	1,405	—	5,970
Operating expenses	(568)	(262)	(88)	(918)	(598)	(263)	(88)	(949)	(797)	(273)	(84)	(1,154)	(710)	(310)	(108)	(1,128)	(2,673)	(1,108)	(368)	(4,149)
Other income (expense), net	6	1	2	9	(1)	1	3	3	4	—	3	7	(4)	2	19	17	5	4	27	36

Operating pre-tax profit	505	64	(86)	483	491	14	(85)	420	289	106	(81)	314	612	117	(89)	640	1,897	301	(341)	1,857
Interest expense	—	—	(43)	(43)	—	—	(44)	(44)	—	—	(53)	(53)	(1)	—	(81)	(82)	(1)	—	(221)	(222)

Income from continuing operations before income taxes	$505	$64	$(129)	$440	$491	$14	$(129)	$376	$289	$106	$(134)	$261	$611	$117	$(170)	$558	$1,896	$301	$(562)	$1,635

Gross profit margin	4.00%	42.82%	—	5.07%	4.07%	35.84%	—	4.96%	3.94%	47.97%	—	5.17%	4.74%	48.52%	—	6.07%	4.19%	43.97%	—	5.33%
Operating expenses as a % of revenues	2.13%	34.52%	—	3.34%	2.23%	34.16%	—	3.45%	2.90%	34.56%	—	4.09%	2.54%	35.39%	—	3.91%	2.45%	34.68%	—	3.70%
Operating pre-tax profit as a % of revenues	1.89%	8.43%	—	1.76%	1.83%	1.82%	—	1.53%	1.05%	13.42%	—	1.11%	2.19%	13.36%	—	2.22%	1.74%	9.42%	—	1.66%

Adjustments:
Operating expenses	$—	$—	$—	$—	$—	$—	$—	$—	$24	$—	$—	$24	$17	$—	$2	$19	$41	$—	$2	$43
Other income (expense), net	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(16)	(16)	—	—	(16)	(16)
Interest expense	—	—	—	—	—	—	—	—	—	—	10	10	—	—	15	15	—	—	25	25

Acquisition-related expenses	—	—	—	—	—	—	—	—	24	—	10	34	17	—	1	18	41	—	11	52

Gross profit	—	4	—	4	—	4	—	4	—	4	—	4	—	4	—	4	—	16	—	16
Operating expenses	12	12	—	24	13	11	—	24	13	11	—	24	32	12	—	44	70	46	—	116

Amortization of acquisition- related intangibles	12	16	—	28	13	15	—	28	13	15	—	28	32	16	—	48	70	62	—	132

Operating expenses	—	—	—	—	24	—	—	24	189	—	—	189	—	—	—	—	213	—	—	213

Litigation reserve adjustments	—	—	—	—	24	—	—	24	189	—	—	189	—	—	—	—	213	—	—	213

Adjustments total	$12	$16	$—	$28	$37	$15	$—	$52	$226	$15	$10	$251	$49	$16	$1	$66	$324	$62	$11	$397

Adjusted Earnings (Non-GAAP):
Gross profit	$1,067	$329	$—	$1,396	$1,090	$280	$—	$1,370	$1,082	$383	$—	$1,465	$1,326	$429	$—	$1,755	$4,565	$1,421	$—	$5,986
Operating expenses	(556)	(250)	(88)	(894)	(561)	(252)	(88)	(901)	(571)	(262)	(84)	(917)	(661)	(298)	(106)	(1,065)	(2,349)	(1,062)	(366)	(3,777)
Other income (expense), net	6	1	2	9	(1)	1	3	3	4	—	3	7	(4)	2	3	1	5	4	11	20

Operating pre-tax profit	517	80	(86)	511	528	29	(85)	472	515	121	(81)	555	661	133	(103)	691	2,221	363	(355)	2,229
Interest expense	—	—	(43)	(43)	—	—	(44)	(44)	—	—	(43)	(43)	(1)	—	(66)	(67)	(1)	—	(196)	(197)

Income from continuing operations before income taxes	$517	$80	$(129)	$468	$528	$29	$(129)	$428	$515	$121	$(124)	$512	$660	$133	$(169)	$624	$2,220	$363	$(551)	$2,032

Gross profit margin	4.00%	43.35%	—	5.09%	4.07%	36.36%	—	4.98%	3.94%	48.48%	—	5.19%	4.74%	48.97%	—	6.08%	4.19%	44.48%	—	5.34%
Operating expenses as a % of revenues	2.08%	32.94%	—	3.26%	2.10%	32.73%	—	3.27%	2.08%	33.16%	—	3.25%	2.36%	34.02%	—	3.69%	2.16%	33.24%	—	3.37%
Operating pre-tax profit as a % of revenues	1.94%	10.54%	—	1.86%	1.97%	3.77%	—	1.71%	1.88%	15.32%	—	1.96%	2.36%	15.18%	—	2.39%	2.04%	11.36%	—	1.99%

Exhibit III
McKESSON CORPORATION
RECONCILIATION OF GAAP CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS TO ADJUSTED EARNINGS (NON-GAAP)
FOR FISCAL 2007 THROUGH 2011
(unaudited)
(in millions, except per share amounts)

	Year Ended March 31, 2011
			Amortization
		Acquisition-	of Acquisition-	Litigation	Adjusted
	As Reported	Related	Related	Reserve	Earnings
	(GAAP)	Expenses	Intangibles	Adjustments	(Non-GAAP)

Gross profit	$5,970	$—	$16	$—	$5,986
Operating expenses	(4,149)	43	116	213	(3,777)
Other income, net	36	(16)	—	—	20
Interest expense	(222)	25	—	—	(197)

Income from continuing operations before income taxes	1,635	52	132	213	2,032
Income tax (expense) benefit	(505)	(16)	(51)	(64)	(636)

Income from continuing operations	$1,130	$36	$81	$149	$1,396

Diluted earnings per common share from continuing operations (a)	$4.29	$0.14	$0.31	$0.57	$5.31

	Year Ended March 31, 2010
			Amortization
		Acquisition-	of Acquisition-	Litigation	Adjusted
	As Reported	Related	Related	Reserve	Earnings
	(GAAP)	Expenses	Intangibles	Adjustments	(Non-GAAP)

Gross profit	$5,676	$—	$21	$—	$5,697
Operating expenses	(3,668)	—	97	(20)	(3,591)
Other income, net	43	—	—	—	43
Interest expense	(187)	—	—	—	(187)

Income from continuing operations before income taxes	1,864	—	118	(20)	1,962
Income tax (expense) benefit	(601)	—	(46)	8	(639)

Income from continuing operations	$1,263	$—	$72	$(12)	$1,323

Diluted earnings per common share from continuing operations (a)	$4.62	$—	$0.26	$(0.04)	$4.85

	Year Ended March 31, 2009
			Amortization
		Acquisition-	of Acquisition-	Litigation	Adjusted
	As Reported	Related	Related	Reserve	Earnings
	(GAAP)	Expenses	Intangibles	Adjustments	(Non-GAAP)

Gross profit	$5,378	$—	$29	$—	$5,407
Operating expenses	(4,182)	—	99	493	(3,590)
Other income, net	12	—	—	—	12
Interest expense	(144)	—	—	—	(144)

Income from continuing operations before income taxes	1,064	—	128	493	1,685
Income tax (expense) benefit	(241)	—	(49)	(182)	(472)

Income from continuing operations	$823	$—	$79	$311	$1,213

Diluted earnings per common share from continuing operations (a)	$2.95	$—	$0.28	$1.11	$4.35

	Year Ended March 31, 2008
			Amortization
		Acquisition-	of Acquisition-	Litigation	Adjusted
	As Reported	Related	Related	Reserve	Earnings
	(GAAP)	Expenses	Intangibles	Adjustments	(Non-GAAP)

Gross profit	$5,009	$—	$27	$—	$5,036
Operating expenses	(3,531)	4	79	(5)	(3,453)
Other income, net	121	—	—	—	121
Interest expense	(142)	—	—	—	(142)

Income from continuing operations before income taxes	1,457	4	106	(5)	1,562
Income tax (expense) benefit	(468)	(2)	(41)	2	(509)

Income from continuing operations	$989	$2	$65	$(3)	$1,053

Diluted earnings per common share from continuing operations (a)	$3.32	$0.01	$0.22	$(0.01)	$3.53

	Year Ended March 31, 2007
			Amortization
		Acquisition-	of Acquisition-	Litigation	Adjusted
	As Reported	Related	Related	Reserve	Earnings
	(GAAP)	Expenses	Intangibles	Adjustments	(Non-GAAP)

Gross profit	$4,332	$—	$12	$—	$4,344
Operating expenses	(3,068)	7	41	(6)	(3,026)
Other income, net	132	—	—	—	132
Interest expense	(99)	4	—	—	(95)

Income from continuing operations before income taxes	1,297	11	53	(6)	1,355
Income tax (expense) benefit	(329)	(4)	(20)	(81)	(434)

Income from continuing operations	$968	$7	$33	$(87)	$921

Diluted earnings per common share from continuing operations (a)	$3.17	$0.02	$0.11	$(0.29)	$3.02

(a)	Certain computations may reflect rounding adjustments.

Exhibit IV
McKESSON CORPORATION
RECONCILIATION OF GAAP SEGMENT FINANCIAL RESULTS TO ADJUSTED EARNINGS (NON-GAAP)
FOR FISCAL 2007 THROUGH 2011
(unaudited)
(in millions)

	Year Ended March 31, 2011				Year Ended March 31, 2010				Year Ended March 31, 2009				Year Ended March 31, 2008				Year Ended March 31, 2007
			Corporate				Corporate				Corporate				Corporate				Corporate
	Distribution	Technology	& Interest		Distribution	Technology	& Interest		Distribution	Technology	& Interest		Distribution	Technology	& Interest		Distribution	Technology	& Interest
	Solutions	Solutions	Expense	TOTAL	Solutions	Solutions	Expense	TOTAL	Solutions	Solutions	Expense	TOTAL	Solutions	Solutions	Expense	TOTAL	Solutions	Solutions	Expense	TOTAL

As Reported (GAAP):
Revenues	$108,889	$3,195	$—	$112,084	$105,578	$3,124	$—	$108,702	$103,568	$3,064	$—	$106,632	$98,719	$2,984	$—	$101,703	$90,738	$2,239	$—	$92,977
Gross profit	4,565	1,405	—	5,970	4,219	1,457	—	5,676	3,955	1,423	—	5,378	3,586	1,423	—	5,009	3,252	1,080	—	4,332
Operating expenses	(2,673)	(1,108)	(368)	(4,149)	(2,260)	(1,077)	(331)	(3,668)	(2,777)	(1,096)	(309)	(4,182)	(2,138)	(1,115)	(278)	(3,531)	(1,896)	(884)	(288)	(3,068)
Other income (expense), net	5	4	27	36	29	5	9	43	(20)	7	25	12	35	11	75	121	39	10	83	132

Operating pre-tax profit	1,897	301	(341)	1,857	1,988	385	(322)	2,051	1,158	334	(284)	1,208	1,483	319	(203)	1,599	1,395	206	(205)	1,396
Interest expense	(1)	—	(221)	(222)	(2)	(2)	(183)	(187)	2	(4)	(142)	(144)	4	(4)	(142)	(142)	—	(4)	(95)	(99)

Income from continuing operations before income taxes	$1,896	$301	$(562)	$1,635	$1,986	$383	$(505)	$1,864	$1,160	$330	$(426)	$1,064	$1,487	$315	$(345)	$1,457	$1,395	$202	$(300)	$1,297

Gross profit margin	4.19%	43.97%	—	5.33%	4.00%	46.64%	—	5.22%	3.82%	46.44%	—	5.04%	3.63%	47.69%	—	4.93%	3.58%	48.24%	—	4.66%
Operating expenses as a % of revenues	2.45%	34.68%	—	3.70%	2.14%	34.48%	—	3.37%	2.68%	35.77%	—	3.92%	2.17%	37.37%	—	3.47%	2.09%	39.48%	—	3.30%
Operating pre-tax profit as a % of revenues	1.74%	9.42%	—	1.66%	1.88%	12.32%	—	1.89%	1.12%	10.90%	—	1.13%	1.50%	10.69%	—	1.57%	1.54%	9.20%	—	1.50%

Adjustments:
Operating expenses	$41	$—	$2	$43	$—	$—	$—	$—	$—	$—	$—	$—	$4	$—	$—	$4	$3	$4	$—	$7
Other income (expense), net	—	—	(16)	(16)	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Interest expense	—	—	25	25	—	—	—	—	—	—	—	—	—	—	—	—	—	—	4	4

Acquisition-related expenses	41	—	11	52	—	—	—	—	—	—	—	—	4	—	—	4	3	4	4	11

Gross profit	—	16	—	16	1	20	—	21	1	28	—	29	1	26	—	27	—	12	—	12
Operating expenses	70	46	—	116	50	47	—	97	50	49	—	99	28	51	—	79	15	26	—	41

Amortization of acquisition-related intangibles	70	62	—	132	51	67	—	118	51	77	—	128	29	77	—	106	15	38	—	53

Gross profit	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Operating expenses	213	—	—	213	—	—	(20)	(20)	493	—	—	493	—	—	(5)	(5)	—	—	(6)	(6)

Litigation reserve adjustments	213	—	—	213	—	—	(20)	(20)	493	—	—	493	—	—	(5)	(5)	—	—	(6)	(6)

Adjustments total	$324	$62	$11	$397	$51	$67	$(20)	$98	$544	$77	$—	$621	$33	$77	$(5)	$105	$18	$42	$(2)	$58

Adjusted Earnings (Non-GAAP):
Gross profit	$4,565	$1,421	$—	$5,986	$4,220	$1,477	$—	$5,697	$3,956	$1,451	$—	$5,407	$3,587	$1,449	$—	$5,036	$3,252	$1,092	$—	$4,344
Operating expenses	(2,349)	(1,062)	(366)	(3,777)	(2,210)	(1,030)	(351)	(3,591)	(2,234)	(1,047)	(309)	(3,590)	(2,106)	(1,064)	(283)	(3,453)	(1,878)	(854)	(294)	(3,026)
Other income (expense), net	5	4	11	20	29	5	9	43	(20)	7	25	12	35	11	75	121	39	10	83	132

Operating pre-tax profit	2,221	363	(355)	2,229	2,039	452	(342)	2,149	1,702	411	(284)	1,829	1,516	396	(208)	1,704	1,413	248	(211)	1,450
Interest expense	(1)	—	(196)	(197)	(2)	(2)	(183)	(187)	2	(4)	(142)	(144)	4	(4)	(142)	(142)	—	(4)	(91)	(95)

Income from continuing operations before income taxes	$2,220	$363	$(551)	$2,032	$2,037	$450	$(525)	$1,962	$1,704	$407	$(426)	$1,685	$1,520	$392	$(350)	$1,562	$1,413	$244	$(302)	$1,355

Gross profit margin	4.19%	44.48%	—	5.34%	4.00%	47.28%	—	5.24%	3.82%	47.36%	—	5.07%	3.63%	48.56%	—	4.95%	3.58%	48.77%	—	4.67%
Operating expenses as a % of revenues	2.16%	33.24%	—	3.37%	2.09%	32.97%	—	3.30%	2.16%	34.17%	—	3.37%	2.13%	35.66%	—	3.40%	2.07%	38.14%	—	3.25%
Operating pre-tax profit as a % of revenues	2.04%	11.36%	—	1.99%	1.93%	14.47%	—	1.98%	1.64%	13.41%	—	1.72%	1.54%	13.27%	—	1.68%	1.56%	11.08%	—	1.56%